SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Georgia, on the 10th day of July, 1998.

                                   SYNOVUS FINANCIAL CORP.

                                   (Registrant)
                                   By:/s/James H. Blanchard
                                   -----------------------------------------
                                   James H. Blanchard,
                                   Chairman of the Board and
                                   Principal Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Stephen L. Burts, Jr., and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/William B. Turner                                         Date: July 10, 1998
---------------------------------------------
William B. Turner,
Director and Chairman of
the Executive Committee


/s/James H. Blanchard                                        Date: July 10, 1998
------------------------------------------
James H. Blanchard,
Chairman of the Board and
Principal Executive Officer



------------------------------------------                   Date:
John T. Oliver, Jr.,
Director and Vice Chairman
of the Executive Committee


/s/James D. Yancey                                          Date: July 10, 1998
------------------------------------------
James D. Yancey,
President and Director


/s/Richard E. Anthony                                       Date: July 10, 1998
-------------------------------------------
Richard E. Anthony,
Vice Chairman of the Board


/s/Walter M. Deriso, Jr.                                    Date: July 10, 1998
---------------------------------------------
Walter M. Deriso, Jr.,
Vice Chairman of the Board


/s/Stephen L. Burts, Jr.                                    Date: July 10, 1998
--------------------------------------------
Stephen L. Burts, Jr.,
Vice Chairman of the Board


/s/Thomas J. Prescott                                       Date: July 10, 1998
------------------------------------------
Thomas J. Prescott,
Executive Vice President, Treasurer,
Principal Accounting and Financial Officer

                                                            Date:
------------------------------------------
Joe E. Beverly,
Director


/s/Richard Y. Bradley                                       Date: July 10, 1998
--------------------------------------------
Richard Y. Bradley,
Director


                                                            Date:
------------------------------------------
C. Edward Floyd,
Director


                                                            Date:
------------------------------------------
Gardiner W. Garrard, Jr.,
Director


                                                            Date:
------------------------------------------
V. Nathaniel Hansford,
Director


/s/John P. Illges, III                                      Date: July 10, 1998
-----------------------------------------------
John P. Illges, III,
Director


/s/Mason H. Lampton                                         Date: July 10, 1998
---------------------------------------------
Mason H. Lampton,
Director


                                                            Date:
------------------------------------------
Elizabeth C. Ogie,
Director

                                                            Date:
------------------------------------------
H. Lynn Page,
Director


/s/Robert V. Royall, Jr.                                    Date: July 10, 1998
--------------------------------------------
Robert V. Royall, Jr.,
Director


                                                            Date:
------------------------------------------
Melvin T. Stith,
Director